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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2011

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07  Submission of Matters to a Vote of Security-Holders

The following is a summary of how the 15,801,438 shares were voted at the Annual Meeting of Stockholders of Research Frontiers
Incorporated held on June 9, 2011 on the various proposals voted upon and adopted at the Annual Meeting.

For the election of Robert L. Saxe as a Class III member of the Company's Board of Directors, 5,223,943 shares were voted in favor of election, and 807,084 votes were withheld.

For the ratification of the appointment of BDO USA, LLP as independent registered accountants of the Company for the fiscal year ending
December 31, 2011, 15,306,355 shares were voted in favor of appointment, 337,592 shares were voted against, and 157,491 shares abstained from voting.

For the approval of the amendment to the Company's 2008 Equity Incentive Plan to increase the number of shares issuable thereunder by 750,000 shares, 3,791,592 shares were voted in favor of approval,2,098,313 shares were voted against approval, and 141,122 shares abstained from voting.

On the non-binding vote approving the Company's executive compensation, 4,186,761 shares were voted in favor of approval,1,713,537 shares were voted against approval, and 130,729 shares abstained from voting.

On the non-binding vote regarding the frequency of stockholder advisory votes on the Company's executive compensation, 3,052,314 shares were voted in favor of a three year frequency,276,749 shares were voted in favor of a two year frequency, 2,523,963 shares were voted in favor of a one year frequency, and 178,001 shares abstained from voting. The Company intends to follow the stockholders' recommendation and conduct such stockholder advisory votes every three years.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President and CEO

Dated: June 9, 2011